UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2014

NATIONAL OILWELL VARCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12317	76-0475815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-346-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 30, 2014, National Oilwell Varco, Inc. (“NOV” or the “Company”) completed the previously announced spin-off of its distribution business into an independent public company named NOW Inc. In conjunction with the spin-off of NOW Inc. the Company reviewed its reporting and management structure, and effective April 1, 2014, reorganized its Rig Technology, Petroleum Services & Supplies and remaining operations of Distribution & Transmission reporting segments into four new reporting segments. The new reporting segments are Rig Systems, Rig Aftermarket, Wellbore Technologies and Completion & Production Solutions.

In exhibit 99.1 to this Current Report on Form 8-K, NOV has revised the applicable sections within the following information as included in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 to reflect the spin-off of NOW Inc. as discontinued operations as well as recast information to reflect the new reporting segments: Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations. Except for information related to the spin-off and the new reporting segments, NOV has not made any revisions to its 2013 Form 10-K to update for other developments that have occurred since NOV filed its 2013 Form 10-K on February 14, 2014. This Current Report on Form 8-K should be read in conjunction with NOV’s 2013 Form 10-K, First Quarter 2014 Form 10-Q, Second Quarter 2014 Form 10-Q and other filings with the SEC. These filings contain important information regarding developments affecting NOV.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is provided as part of the information furnished under Items 2.02 and 9.01 of this Current Report on Form 8-K:

99.1

Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised to reflect the spin-off of NOW Inc. as discontinued operations as well as recast information to reflect the new reporting segments.

101	The following materials from our Current Report on Form 8-K, filed August 14, 2014, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Income, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statements of Comprehensive Income, and (v) Notes to the Consolidated Financial Statements, tagged as block text.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2014	NATIONAL OILWELL VARCO, INC.

/s/ Jeremy D. Thigpen
Jeremy D. Thigpen
Senior Vice President and Chief Financial Officer
(Duly Authorized Officer, Principal Financial and
Accounting Officer)

Index to Exhibits

99.1

Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations, revised to reflect the spin-off of NOW Inc. as discontinued operations as well as recast information to reflect the new reporting segments.

101	The following materials from our Current Report on Form 8-K, filed August 14, 2014, formatted in eXtensible Business Reporting Language (XBRL): (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Income, (iii) Consolidated Statements of Cash Flows, (iv) Consolidated Statements of Comprehensive Income and (v) Notes to the Consolidated Financial Statements, tagged as block text.

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